UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section　13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2010

PULMO BIOTECH INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50678	20-5622985
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1035 Park Avenue, Suite 7B

New York, New York 10028-0912

(Address of principal executive offices, including zip code)

(646) 827-9362

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Ian Ilsley resigned as a Director on July 20, 2010, leaving Garry McCann as the sole remaining member of the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2010

PULMO BIOTECH INC. By: /s/ Peter B. Hirshfield________ Peter B. Hirshfield.